Exhibit 99.2

Medical properties trust second quarter 2019 supplemental information

COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 15 16 17 TABLE OF CONTENTS FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the cover and page 2: Mount Hospital, an MPT-owned acute care hospital in Perth, Australia. MEDICALPROPERTIESTRUST.COM Q2 2019 | SUPPLEMENTAL INFORMATION 2

OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting Charles R. Lambert Treasurer and Managing Director—Capital Markets Medical Properties Trust, Inc. is a self-advised real estate investment trust that provides capital to hospital operators located throughout the U.S. and other countries. We focus exclusively on hospitals, which is where the highest intensity of care is provided to patients. MPT is currently the second-largest non-governmental owner of hospital beds in the U.S. Our financing model allows owners of hospitals to unlock the value of their underlying real estate, primarily through sale leaseback transactions. COMPANY OVERVIEW 3 CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III Q2 2019 | SUPPLEMENTAL INFORMATION MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert MEDICALPROPERTIESTRUST.COM

INVESTOR RELATIONS Tim Berryman Director—Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com COMPANY OVERVIEW (continued) CAPITAL MARKETS Charles Lambert Treasurer and Managing Director—Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com TRANSFER AGENT American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219 STOCK EXCHANGE LISTING AND TRADING SYMBOL New York Stock Exchange (NYSE): MPW SENIOR UNSECURED DEBT RATINGS Moody’s – Ba1 Standard & Poor’s – BBBQ2 2019 | SUPPLEMENTAL INFORMATION 4 MEDICALPROPERTIESTRUST.COM Above: Sydney Southwest Private Hospital, an MPT-owned acute care hospital in Sydney, Australia.

MEDICALPROPERTIESTRUST.COM    FINANCIAL INFORMATION
RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
(Unaudited)
(Amounts in thousands, except per share data)
For the Three Months Ended
For the Six Months Ended
June 30, 2019
June 30, 2018
June 30, 2019
June 30, 2018
FFO INFORMATION:
Net income attributable to MPT common stockholders
79,438$
111,567$
155,260$
202,168$
Participating securities’ share in earnings
(446)
(323)
(922)
(518)
Net income, less participating securities’ share in earnings
78,992$
111,244$
154,338$
201,650$
Depreciation and amortization
40,407
35,156
80,261
71,673
Loss (gain) on sale of real estate, net
147
(24,151)
147
(25,618)
Funds from operations
119,546$
122,249$
234,746$
247,705$
Write-off of straight-line rent and other, net of tax benefit
406
7,235
3,002
13,294
Unutilized financing fees
914
-
914
-
Acquisition costs, net of tax benefit
-
411
-
411
Normalized funds from operations
120,866$
129,895$
238,662$
261,410$
Share-based compensation
6,317
4,869
13,032
6,725
Debt costs amortization
2,188
1,802
4,255
3,591
Straight-line rent revenue and other
(29,508)
(24,376)
(57,558)
(47,801)
Adjusted funds from operations
99,863$
112,190$
198,391$
223,925$
PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings
0.20$
0.30$
0.40$
0.55$
Depreciation and amortization
0.10
0.10
0.20
0.20
Loss (gain) on sale of real estate, net
-
(0.07)
-
(0.07)
Funds from operations
0.30$
0.33$
0.60$
0.68$
Write-off of straight-line rent and other, net of tax benefit
-
0.03
0.01
0.03
Unutilized financing fees
0.01
-
-
-
Acquisition costs, net of tax benefit
-
-
-
-
Normalized funds from operations
0.31$
0.36$
0.61$
0.71$
Share-based compensation
0.02
0.01
0.03
0.02
Debt costs amortization
-
0.01
0.01
0.01
Straight-line rent revenue and other
(0.08)
(0.07)
(0.14)
(0.13)
Adjusted funds from operations
0.25$
0.31$
0.51$
0.61$

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(As of June 30, 2019)
($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance	
2021 Credit Facility Revolver (£32M) (A)	Variable	1.980%	$	40,627
2022 Term Loan	Variable	3.940%		200,000
4.000% Notes Due 2022 (€500M) (A)	Fixed	4.000%		568,650
2024 AUD Term Loan (AUD$1.2B)(A)	Variable(B)	2.721%		842,400
6.375% Notes Due 2024	Fixed	6.375%		500,000
5.500% Notes Due 2024	Fixed	5.500%		300,000
3.325% Notes Due 2025 (€500M) (A)	Fixed	3.325%		568,650
5.250% Notes Due 2026	Fixed	5.250%		500,000
5.000% Notes Due 2027	Fixed	5.000%		1,400,000
			$	4,920,327(C)
Debt issuance costs				(42,017)
	Weighted average rate	4.428%	$	4,878,310

Rate Type as Percentage of Total Debt


Variable
22.0%
Fixed
78.0%

(A) Non-USD denominated debt converted to U.S. dollars at June 30, 2019.
(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.45% for the duration of the loan.
(C) On July 26, 2019, we completed a $900 million senior unsecured notes offering. The notes were issued at 99.5% of par value and pay interest at a rate of 4.625% per year and mature on August 1, 2029.

Q2 2019 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
2021 Credit Facility Revolver (£32M)	$ -	$ -	$ 40,627	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2022 Term Loan	-	-	-	200,000	-	-	-	-	-	-
4.000% Notes Due 2022 (€500M)	-	-	-	568,650	-	-	-	-	-	-
2024 AUD Term Loan (AUD$1.2B)	-	-	-	-	-	842,400	-	-	-	-
6.375% Notes Due 2024	-	-	-	-	-	500,000	-	-	-	-
5.500% Notes Due 2024	-	-	-	-	-	300,000	-	-	-	-
3.325% Notes Due 2025 (€500M)	-	-	-	-	-	-	568,650	-	-	-
5.250% Notes Due 2026	-	-	-	-	-	-	-	500,000	-	-
5.000% Notes Due 2027	-	-	-	-	-	-	-	-	1,400,000	-
	$ -	$ -	$ 40,627	$ 768,650	$ -	$ 1,642,400	$ 568,650	$ 500,000	$ 1,400,000	$ -



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$-
$40,627
$768,650
$-
$1,642,400
$568,650
$500,000
$1,400,000
$-
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2021 Credit Facility Revolver (£32M)
2022 Term Loan
4.000% Notes Due 2022 (€500M)
2024 AUD Term Loan (AUD$1.2B)
6.375% Notes Due 2024
5.500% Notes Due 2024
3.325% Notes Due 2025 (€500M)
5.250% Notes Due 2026
5.000% Notes Due 2027

Q2 2019 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited)

(Amounts in thousands)

	For the Three Months Ended June 30, 2019	
Net income attributable to MPT common stockholders	$	79,438
Pro forma adjustments for acquisitions and other (A)		52,713
Pro forma net income	$	132,151
Add back:		
Interest (B)		52,051
Depreciation and amortization (B)		38,897
Share-based compensation		6,317
Loss on sale of real estate, net		147
Write-off of straight-line rent and other		406
Unutilized financing fees		914
Income tax (B)		258
2Q 2019 Pro forma adjusted EBITDA	**$**	**231,141**
Annualization	**$**	**924,564**
Total debt	$	4,878,310
Pro forma changes to cash and debt balance after June 30, 2019 (A)		118,973
Pro forma net debt	**$**	**4,997,283**
Pro forma net debt / annualized adjusted EBITDA		**5.4x**

(A) Reflects our commitment to invest in 16 facilities in the United States (Prospect).

(B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q2 2019 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(As of June 30, 2019)

($ amounts in thousands)

Years of Maturities [(A)]	Total Properties [(B)]	Base Rent/Interest [(C)]	Percentage of Total Base Rent/Interest
2019	3	$ 8,109	0.9%
2020	1	925	0.1%
2021	2	3,444	0.4%
2022	16	77,040	8.6%
2023	4	13,476	1.5%
2024	2	5,459	0.6%
2025	5	20,428	2.3%
2026	5	26,370	2.9%
2027	1	3,129	0.3%
2028	4	5,481	0.6%
2029	21	53,912	6.0%
Thereafter	261	682,301	75.8%
	325	$ 900,074	100.0%


Percentage of Total Base
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.9%
0.1%
0.4%
8.6%
1.5%
0.6%
2.3%
2.9%
0.3%
0.6%
6.0%
75.8%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

(A) *Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.*

(B) *Includes all properties, including those that are part of joint ventures, except five vacant properties representing less than 1.0% of total pro forma gross assets and three facilities that are under development. The schedule also includes a previously disclosed commitment to invest in 16 facilities in the United States (Prospect) and eight facilities in the United Kingdom (Ramsay).*

(C) *Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).*

Q2 2019 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(June 30, 2019)

($ amounts in thousands)

Asset Types		Total Pro Forma Gross Assets [(A)]	Percentage of Pro Forma Gross Assets		YTD Actual Revenue [(B)]	Percentage of Total Actual Revenue
General Acute Care Hospitals	$	10,494,787	81.0%	$	326,677	79.7%
Inpatient Rehabilitation Hospitals		1,597,366	12.3%		68,555	16.7%
Long-Term Acute Care Hospitals		284,039	2.2%		14,658	3.6%
Other assets		577,764	4.5%		-	-
Total	$	12,953,956	100.0%	$	409,890	100.0%

Domestic Pro Forma Gross Assets by Asset Type


3%
6%
5%
86%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other assets

Domestic Actual Revenue by Asset Type


7%
4%
89%

Total Pro Forma Gross Assets by Asset Type


2%
5%
12%
81%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other assets

Total Actual Revenue by Asset Type


17%
3%
80%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 1, 2019 for reconciliation of total assets to pro forma total gross assets at June 30, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.

Q2 2019 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(June 30, 2019)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets [(A)]	Percentage of Pro Forma Gross Assets [(B)]	YTD Actual Revenue [(C)]	Percentage of Total Actual Revenue
Steward				
Massachusetts market	$ 1,482,850	11.4%	$ 68,553	16.7%
Utah market	1,025,576	7.9%	41,488	10.1%
Texas/Arkansas/Louisiana market	708,861	5.5%	33,754	8.2%
Arizona market	317,305	2.4%	15,582	3.8%
Ohio/Pennsylvania market	198,695	1.6%	9,556	2.4%
Florida market	197,884	1.5%	7,357	1.8%
Prospect	1,550,000	12.0%	-	-
Prime Healthcare	1,142,338	8.8%	63,996	15.6%
MEDIAN	1,048,949	8.1%	44,369	10.8%
Healthscope	897,175	6.9%	3,812	0.9%
31 operators	3,806,559	29.4%	121,423	29.7%
Other assets	577,764	4.5%	-	-
Total	$ 12,953,956	100.0%	$ 409,890	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 1, 2019 for reconciliation of total assets to pro forma total gross assets at June 30, 2019.

(B) No single facility accounts for more than 2.9% of total pro forma gross assets.

(C) Includes revenue from properties owned through joint venture arrangements.

Total Pro Forma Gross Assets by Operator


5%
29%
30%
12%
8%
9%
7%
Steward
Prospect
Prime Healthcare
MEDIAN
Healthscope
31 operators
Other assets

Total Actual Revenue by Operator


30%
43%
1%
11%
15%

Q2 2019 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(June 30, 2019)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue (B)	Percentage of Total Actual Revenue
Massachusetts	$ 1,482,850	11.4%	$ 68,553	16.7%
Texas	1,222,846	9.4%	58,504	14.3%
California	1,081,076	8.3%	32,362	7.9%
Utah	1,060,375	8.2%	43,409	10.6%
Pennsylvania	566,707	4.4%	7,577	1.8%
25 Other States	3,735,368	28.9%	139,071	34.0%
Other assets	560,716	4.4%	-	-
United States	**$ 9,709,938**	**75.0%**	**$ 349,476**	**85.3%**
Germany	$ 1,142,033	8.8%	$ 48,326	11.8%
Australia	897,175	6.9%	3,812	0.9%
United Kingdom	597,990	4.6%	2,597	0.6%
Switzerland	473,086	3.7%	-	-
Italy	90,605	0.7%	3,971	1.0%
Spain	26,081	0.2%	1,708	0.4%
Other assets	17,048	0.1%	-	-
International	**$ 3,244,018**	**25.0%**	**$ 60,414**	**14.7%**
Total	**$ 12,953,956**	**100.0%**	**$ 409,890**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 1, 2019 for reconciliation of total assets to pro forma total gross assets at June 30, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.


Total Pro Forma Gross Assets by Country
5%
4%
<1%
<1%
<1%
7%
9%
75%
Total Actual Revenue by Country
<1%
<1%
<1%
<1%
12%
85%
United States
Germany
Australia
United Kingdom
Switzerland
Italy
Spain
Other assets
Pro Forma Gross Assets by U.S. State
4%
12%
10%
8%
8%
29%
4%
Actual Revenue by U.S. State
17%
14%
8%
34%
2%
10%
Massachusetts
Texas
California
Utah
Pennsylvania
25 Other States
Other assets

Q2 2019 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SAME STORE EBITDARM [(A)] RENT COVERAGE

YOY and Sequential Quarter Comparisons by Property Type


5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
3.6x
3.5x
3.5x
3.5x
1.9x
1.9x
1.9x
1.9x
1.7x
1.4x
1.4x
1.4x
3.1x
3.0x
3.0x
3.0x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q1 2018 (YoY)
Q1 2019 (YoY)
Q4 2018 (QoQ)
Q1 2019 (QoQ)

Stratification of Portfolio EBITDARM Rent Coverage

EBITDARM Rent Coverage TTM		Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**244,618**	**4**	**4.6%**
3.00x - 4.49x	**$**	**6,744**	**1**	**0.2%**
1.50x - 2.99x	**$**	**80,736**	**6**	**1.5%**
Less than 1.50x	**$**	**3,125**	**1**	**0.1%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.8x	**$**	**4,970,850**	**141**	**93.6%**
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.2x	$	3,538,771	51	66.7%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.9x	$	1,198,832	78	22.6%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.4x	$	233,247	12	4.3%


4.3%
4.6%
0.2%
1.5%
0.1%
22.6%
66.7%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

Q2 2019 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE SIX MONTHS ENDED JUNE 30, 2019

(Amounts in thousands)

Operator	Location	Investment (A)	Rent Commencement Date	Acquisition/ Development
MEDIAN	Germany	$ 6,064	2/10/2019	Acquisition
BMI Healthcare	United Kingdom	45,124	4/3/2019	Acquisition
Steward	Texas	26,000	4/12/2019	Acquisition
Swiss Medical Network	Switzerland	283,844	5/27/2019	Acquisition (B)
Healthscope	Australia	846,431	6/7/2019	Acquisition
Saint Luke's Health System	Kansas	145,371	6/10/2019	Acquisition
		$ 1,352,834		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS

(Amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
Prospect	California, Connecticut & Pennsylvania	$ 1,550,000	Acquisition
Ramsay Health Care	United Kingdom	440,551 (C)	Acquisition
		$ 1,990,551	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2019

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 6/30/2019	Estimated Rent Commencement Date
Circle Health	United Kingdom	$ 45,520 (D)	$ 34,452	Q1 2020
Circle Health Rehabilitation	United Kingdom	20,520 (E)	15,564	Q1 2020
Surgery Partners	Idaho	113,468	69,312	Q1 2020
		$ 179,508	$ 119,328	

(A) Excludes transaction costs, including real estate transfer and other taxes.

(B) Reflects our acquisition of a 46% stake in Infracore SA and a 4.9% stake in Aevis.

(C) Reflects a purchase price commitment of £347 million converted to USD at June 30, 2019.

(D) Represents £35.9 million commitment converted to USD at June 30, 2019.

(E) Represents £16.2 million commitment converted to USD at June 30, 2019.

Q2 2019 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended	
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
REVENUES				
Rent billed	$ 110,882	$ 122,827	$ 219,480	$ 250,838
Straight-line rent	25,136	15,073	45,787	30,864
Income from direct financing leases	17,386	18,934	34,666	36,615
Interest and other income	39,145	45,068	73,070	88,631
Total revenues	192,549	201,902	373,003	406,948
EXPENSES				
Interest	52,326	58,126	102,877	115,149
Real estate depreciation and amortization	33,976	34,466	67,328	70,268
Property-related [(A)]	8,290	1,920	11,356	4,104
General and administrative	22,272	19,552	45,723	37,370
Acquisition costs	-	411	-	411
Total expenses	116,864	114,475	227,284	227,302
OTHER INCOME (EXPENSE)				
(Loss) gain on sale of real estate, net	(147)	24,151	(147)	25,618
Earnings from equity interests	4,441	4,155	8,161	7,426
Other	(333)	(2,153)	(129)	(6,892)
Total other income	3,961	26,153	7,885	26,152
Income before income tax	79,646	113,580	153,604	205,798
Income tax benefit (expense)	274	(1,563)	2,607	(2,738)
Net income	79,920	112,017	156,211	203,060
Net income attributable to non-controlling interests	(482)	(450)	(951)	(892)
Net income attributable to MPT common stockholders	$ 79,438	$ 111,567	$ 155,260	$ 202,168
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net income attributable to MPT common stockholders	$ 0.20	$ 0.30	$ 0.40	$ 0.55
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	394,574	364,897	387,563	364,889
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	395,692	365,541	388,683	365,442
DIVIDENDS DECLARED PER COMMON SHARE	$ 0.25	$ 0.25	$ 0.50	$ 0.50

A) *Includes $6.4 million and $7.7 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three and six months ended June 30, 2019, respectively. These costs are required to be presented on a gross basis (with offset included in Interest and other income), following our adoption of the new lease accounting standard on January 1, 2019. We presented similar items in the prior year on a net basis.*

Q2 2019 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Amounts in thousands, except per share data) June 30, 2019    December 31, 2018 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other6,552,944$ 5,268,459$ Mortgage loans1,216,442 1,213,322 Net investment in direct financing leases686,599 684,053 Gross investment in real estate assets8,455,985 7,165,834 Accumulated depreciation and amortization(531,880) (464,984) Net investment in real estate assets7,924,105 6,700,850 Cash and cash equivalents451,652 820,868 Interest and rent receivables24,103 25,855 Straight-line rent receivables268,901 220,848 Equity investments799,058 520,058 Other loans370,631 373,198 Other assets284,761 181,966 Total Assets10,123,211$ 8,843,643$ LIABILITIES AND EQUITY Liabilities Debt, net4,878,310$ 4,037,389$ Accounts payable and accrued expenses 192,948 204,325 Deferred revenue10,449 13,467 Obligations to tenants and other lease liabilities117,869 27,524 Total Liabilities 5,199,576 4,282,705 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - - Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding—394,425 shares at June 30, 2019 and 370,637 shares at December 31, 2018394 371 Additional paid-in capital4,855,310 4,442,948 Retained earnings121,772 162,768 Accumulated other comprehensive loss(66,530) (58,202) Treasury shares, at cost(777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity4,910,169 4,547,108 Non-controlling interests13,466 13,830 Total Equity4,923,635 4,560,938 Total Liabilities and Equity10,123,211$ 8,843,643$ (A)Financials have been derived from the prior year audited financial statements.

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended June 30, 2019)
(Unaudited)
($ amounts in thousands)

Real Estate Joint Venture Details

Income Statement (A)		
Total revenues	**$**	**48,606**
Expenses:		
Interest		15,254
Real estate depreciation and amortization		13,015
General and administrative		1,833
Other		2,742
Income taxes		2,749
Total expenses		**35,593**
Net income	**$**	**13,013**

Balance Sheet Information (A)		
Total Assets	**$**	**3,183,092**
Debt, net (third party)		1,066,675
Shareholder loans		685,820
Other liabilities		369,763
Total Liabilities	**$**	**2,122,258**

Leverage Metrics (Third-party debt only)	
Debt to EBITDA (annualized)	**6.1x**
Debt to Total Assets	**33.5%**

Joint Venture Impact

Income Statement Impact to MPT		Amounts	Financial Statement Location
Real estate joint venture income (B)	$	3,163	Earnings from equity interests
Operator joint venture income		1,278	Earnings from equity interests
Total joint venture income	**$**	**4,441**	
Management fee revenue	$	141	Interest and other income
Shareholder loan interest revenue	$	4,313	Interest and other income

Balance Sheet Impact to MPT		Amounts	Financial Statement Location
Real estate joint venture investments	$	572,481	Equity investments
Investments in operators		226,577	Equity investments
Total joint venture investments	**$**	**799,058**	
Shareholder loans	$	342,910	Other loans

(A) Our Switzerland investment is reported on a lag basis. We have included herein a pro forma income statement and balance sheet for the Switzerland investment based on historical financials provided by our investee.

(B) Includes $1.7 million of straight-line rent revenue and $6.4 million of depreciation and amortization expense. We have not recorded any income on our Switzerland investment this quarter as it is reported on a lag basis.

Q2 2019 | SUPPLEMENTAL INFORMATION 17

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com At the Very Heart of Healthcare.® Contact: Tim Berryman, Director - Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director - Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com